A&Q Long/Short Strategies Fund LLC

Schedule of Portfolio Investments

(Unaudited)

September 30, 2022

Investment Fund (a)	Geographic Focus	Cost	Fair Value	% of Members’ Capital	Initial Acquisition Date	Redemption Frequency (b)	Redemption Notice Period (c)	First Available Redemption Date		Dollar Amount of Fair Value for First Available Redemption
Equity Hedged
Alta Park Fund Onshore, LP	US/Canada	$5,718,769	$4,532,521	4.12%	7/1/2019	Quarterly	45 days	9/30/2022		$4,532,521
Aventail Energy Fund, LP	US/Canada	5,500,000	5,751,998	5.22	8/1/2022	Quarterly	45 days	9/30/2024	(d)	$5,751,998
Averill Partners L.P.	US/Canada	4,238,143	4,326,400	3.93	5/1/2021	Quarterly	60 days	6/30/2023	(d),(e)	$1,081,600
Biomedical Value Fund, L.P.	US/Canada	5,036,981	6,470,782	5.88	3/1/2019	Quarterly	120 days	9/30/2022		$6,470,782
Crake Global US Feeder L.P.	Global Markets	6,965,002	9,130,088	8.29	10/1/2019	Monthly	45 days	9/30/2022		$9,130,088
Dantai Master Fund	Greater China	1,017,499	574,524	0.52	10/1/2021	N/A	N/A	N/A	(f)	N/A
EVR Opportunity Fund, LP	US/Canada	6,000,000	5,608,674	5.09	9/1/2022	Custom Quarterly Dates	75 days	10/31/2023	(d)	$5,608,674
Jericho Capital Partners L.P.	US/Canada	3,715,535	6,309,431	5.73	6/1/2011	Quarterly	60 days	9/30/2022		$6,309,431
MY Asian Opportunities Fund, L.P.	Developed Asia including Japan	6,117,595	7,359,740	6.68	8/1/2019	Quarterly	60 days	9/30/2022		$7,359,740
Nekton Global Fund LP	Global	2,000,000	1,930,476	1.75	8/1/2022	Quarterly	60 days	9/30/2022		$1,930,476
Parsifal Fund, L.P.	Global	8,250,000	6,471,847	5.88	5/1/2021	Quarterly	60 days	9/30/2022	(e),(g)	$1,471,228
Pleiad Asia Onshore Feeder Fund	Developed Asia including Japan	2,771,177	3,320,503	3.02	8/1/2015	Quarterly	60 days	9/30/2022	(e)	$830,126
Point72 Capital, L.P.	Global	9,003,021	11,750,604	10.67	6/1/2018	Quarterly	45 days	9/30/2022	(e)	$2,937,651
Tairen China Fund Ltd.	Greater China	2,444,844	2,990,607	2.72	1/1/2018	Quarterly	60 days	9/30/2022		$2,990,607
The Thomist Fund, L.P.	US/Canada	2,500,000	2,631,754	2.39	6/1/2022	Monthly	45 days	5/31/2023	(d)	$2,631,754
TPG Public Equity Partners-A, L.P.	Global	6,629,205	8,722,566	7.92	9/1/2015	Quarterly	60 days	9/30/2022	(e)	$2,180,642
Visium Balanced Offshore Fund, Ltd.	US/Canada	—	—	0.00	6/1/2011	N/A	N/A	N/A	(h)	N/A
WT China Fund Ltd.	China	2,277,606	4,328,376	3.93	3/1/2019	Monthly	45 days	9/30/2022		$4,328,376

Equity Hedged Subtotal		80,185,377	92,210,891	83.74
Multi-Strategy
Schonfeld Strategic Partners Fund LLC	Global	7,000,000	7,234,162	6.57	2/1/2022	Monthly - Quarterly	45 days	1/31/2023	(d),(i)	$3,960,231

Multi-Strategy Subtotal		7,000,000	7,234,162	6.57

Total		$87,185,377	$99,445,053	90.31%

(a)	Each Investment Fund noted within the Schedule of Portfolio Investments is non-income producing.
(b)	Available frequency of redemptions after the initial lock-up period, if any. Different tranches may have varying liquidity terms.
(c)	Unless otherwise noted, the redemption notice periods are shown in calendar days.
(d)	This holding is under lock-up and is not redeemable without paying a fee.
(e)	The Investment Fund is subject to an investor level gate of 25%.
(f)	All of the Fund’s interests in the Investment Fund are held in side pockets which have restricted liquidity.
(g)	A portion of this holding ($586,934) is under lock-up and is not redeemable without paying a fee.
(h)

All of the Fund’s interests in the Investment Fund are held in side pockets or are in liquidation and have restricted liquidity. In addition to any redemption proceeds that may have already been received, the Fund will continue to receive proceeds periodically as the Investment Fund liquidates its underlying investments.

(i)	A portion of this holding ($2,009,106) is subject to an investor level gate of 12.5%.

Complete information about the Investment Funds’ underlying investments is not readily available.

The Fund’s valuation procedures require evaluation of all relevant factors available at the time the Fund values its portfolio. These relevant factors include the individual Investment Funds’ compliance with fair value measurements, price transparency and valuation procedures in place, and subscription and redemption activity.

A&Q Long/Short Strategies Fund LLC

Schedule of Portfolio Investments (continued)

(Unaudited)

September 30, 2022

Portfolio Valuation

Net asset value of the Fund is determined by the Fund’s administrator, under the oversight of the Adviser, as of the close of business at the end of any fiscal period in accordance with the valuation principles or as may be determined from time to time pursuant to policies established by the Board of Directors.

The investments within the scope of ASC 820, for which fair value is measured using NAV as a practical expedient, should not be categorized within the fair value hierarchy. The total fair value of the investments in Investment Funds valued using NAV as a practical expedient is $99,445,053. Additional disclosures, including liquidity terms and conditions of the underlying investments, are included in the Schedule of Portfolio Investments.

The Investment Funds in the equity hedged strategy (total fair value of $92,210,891) generally utilize fundamental analysis to invest in publicly traded equities through both long and short positions seeking to capture perceived security mispricing. Portfolio construction is driven primarily by bottom-up fundamental research; top-down analysis may also be applied. As of September 30, 2022, the Investment Funds in the equity hedged strategy had $48,584,346 representing 53% of the value of the investments in this category, subject to investor level gates and/or lock-ups. Included in this amount is $18,905,760, representing 21% of the value of the investments in this category, that cannot be redeemed in full because the investment includes restrictions that do not allow for redemptions in the first 12-24 months after acquisition. The remaining restriction period for these investment ranges from 1-22 months at September 30, 2022. Investment Funds representing less than 1% of the value of investments in this category are held in side pockets or in liquidation; therefore, the redemption notice period is no longer effective for these investments and the liquidation of assets is uncertain.

The Investment Fund in the multi-strategy strategy (total fair value of $7,234,162) invests in both long and short, equity and debt strategies that are primarily in U.S. based securities. The management of this Investment Fund seeks arbitrage opportunities, distressed securities, corporate restructures and hedges established in equities, convertible securities, options, warrants, rights, forward contracts, futures, trade claims, credit default swaps and other derivatives, real estate and other financial instruments. As of September 30, 2022, the Investment Fund in the multi-strategy strategy had $7,234,162, representing 100% of the value of the investment in this category, subject to investor level gates and/or lock-ups. The Investment Fund in this category cannot be redeemed in full because the investment includes restrictions that do not allow for redemptions in the first 12 months after acquisition. The remaining restriction period for this investment is 4-9 months at September 30, 2022.

Investment Funds with no current redemption restrictions may be subject to future gates, lock-up provisions or other restrictions, in accordance with their offering documents. The Fund had no unfunded capital commitments as of September 30, 2022.

Please refer to the June 30, 2022 financial statements for full disclosure on the Fund’s portfolio valuation methodology.